On-going Activities with a Radiopaque Tyrosine-Carbonate-Based Polymeric BRS: Fantom Ulf Landmesser, MD Charité – Universitatsmedizin Berlin, Berlin, Germany Exhibit 99.4

Disclosure Statement of Financial Interest Speaker or Advisory Honoraria from Biotronik, Abbott, REVA.

Lessons Learned from 1st Generation BRS Importance of implant technique Selecting the right patients Accurate sizing Complete scaffold apposition Opportunities for design improvement Thinner struts Improved deliverability Increased strength and expansion capability

2nd Generation Fantom BRS Improves Over 1st Generation Devices REVA’s Advanced Tyrocore Polymer Makes Fantom Unique Thin strut profile (125 µm) for deliverability and vessel healing X-ray visible for treatment accuracy Key ease-of-use features like single-step inflation and higher expansion range Biocompatible for safety Stable for room temperature shipping and storage

Fantom’s Novel Tyrocore Polymer Designed Specifically for BRS DES (CoCr) Absorb (PLLA) Fantom (Tyrocore) Radiopacity Tyrocore Characteristics: Biocompatible - derived from tyrosine amino acid Strong - phenyl ring structure Radiopaque - bound iodine Degradation Vessel uncaged in 1 year Complete resorption in ~ 4 years Iodinated desamino-tyrosine

Fantom & Fantom Encore

Global Clinical Trial Program

Enrollment Complete – In Follow Up

Study	Description	Status
FANTOM I	First-in-human safety study (n=7)	Year 4
FANTOM II Cohorts A&B (CE-mark Study)	Multi-center safety and performance study (n=240)	Year 2-3

Enrolling

Study	Description	Status
FANTOM II Cohort C	Long lesion and multiple vessel study (n=30-50)	enrolling
FANTOM STEMI	Single center pilot study in STEMI (n=10-20)	enrolling
FANTOM Post Market Trial	Global Post-market Trial (n=1,500)	enrolling

Planning

Study	Description	Status
FANTOM III (Pivotal trial for US approval)	Multi-center RCT vs. metallic DES (n=1,800-2,200)	planning
FANTOM Asia	Multi-center RCT vs. metallic DES (n=350-400)	planning

tct2018

Cardiovascular Research Foundation

Key Study Overview FANTOM II Primary Safety Study (CE-approval Study) 6 & 9 Month Follow-up Clinical & Imaging Cohort A: 6 months Cohort B: 9 months 12 Month Follow-up Clinical Angiographic (cohort A N=100) (cohort B N=105) OCT (cohort A N=73) (cohort B N= 80) IVUS (cohort A N=45) (cohort B N=27) 24 Month Follow-up & Clinical Imaging Sub-set Complete Annual Follow-up Through 5 years Study Population N= 240 Patients 28 Clinical Centers Patient Characteristics (N=240) Patient Age (average years) 62.7 ± 10.1 Male 70.4% Diabetes 23.8% Current/Former Smoker 59.6% Hypertension 73.8% Hyperlipidemia 70.8% Prior PCI 43.8% Prior CABG 2.9% Prior MI 26.3% Recent LVEF <40% 0.0% (N=231)

FANTOM II – Cohorts A & B Clinical Results (CEC-adjudicated) As adjudicated by an independent Clinical Events Committee One patient died between 0-6 months. Exact cause of death not determined. Patient died at home 4 weeks after subsequent TAVI procedure. One death occurred between 6-12 months. Patient was reported to have died of COPD by treating physician but cardiac relation could not be excluded. Three target vessel related MI and one non-target vessel related MI. Components of 6-Month Primary Endpoint (modified ITT): non-Hierarchical 6 Month (n = 240) 12 Months (n = 240) 24 Months (n=240) MACE 2.1% (5) 4.2% (10) 5.0% (12) Cardiac Death 0.4% (1)1 0.8% (2)1,2 0.8% (2) MI 1.3% (3) 1.3% (3) 1.7% (4)3 Clinically Driven TLR 0.8% (2) 2.5% (6) 2.9% (7)

FANTOM II – Cohorts A & B 24-Month Scaffold Thrombosis (CEC-adjudicated) As adjudicated by an independent Clinical Events Committee ** Maximum day=761 days Target lesion was not fully covered with scaffold. Significant untreated stenosis was present at index procedure. Patient returned 5 days post procedure with a scaffold thrombosis Distal segment of scaffold was in a 2.0mm vessel and the scaffold had significant malaposition that was not corrected (Below the protocol limit of 2.4 mm) Definite or Probable Scaffold Thrombosis (N = 240 Patients) Acute (0 – 1 day) 0.0% (0) Sub-acute (2 – 30 days) 0.4% (1)1 Late (31 – 365 days) 0.0% (0) Very Late (>365 days)** 0.4% (1)2

FANTOM II Angiographic Results (Core lab analysis) Sustained Performance through 24 Months Baseline angiographic data was not available for two enrolled patients N = 156 patients available for recoil analysis Average follow up days=744 In-Scaffold Analysis Baseline (n=238)1 Cohort A – 6 Mo. (n=100) Cohort A – 24 Mo.3 (Subset n=36) RVD (mm) 2.71 ± 0.37 2.70 ± 0.36 2.67 ± 0.33 MLD (mm) 0.82 ± 0.31 2.23 ± 0.41 2.18 ± 0.48 Diameter Stenosis (%) 69.5 ± 11.0 15.3 ± 15.2 15.1 ± 17.9 Acute Gain (mm) 1.68 ± 0.41 Acute Recoil (%) 4.0 ± 8.32 Mean LLL (mm) 0.25 ± 0.40 0.23 ± 0.49 In-Segment Analysis Mean LLL (mm) 0.17 ± 0.34 0.21 ± 0.49

FANTOM II – OCT Substudy Results Evidence of Healing and Benign Scaffold Degradation through 24 Months (n=25) – OCT Core lab Excellent Strength No late recoil Stable lumen diameter between 6 and 24 months Complete coverage Early malaposition resolution Complete strut coverage at 24 months Mean Scaffold Area Scaffold Strut Coverage Mean Lumen Area Scaffold Strut Apposition

FANTOM II Long Term Follow-up Case Sample Index – Post Implant Follow-up 6 Mo. Follow-up 24 Mo. Index - Pretreatment Index – Post Implant Follow-up 6 Mo. Follow-up 24 Mo.

Fantom & Fantom Encore
Global Clinical Trial Program

Enrollment Complete – In Follow Up

FANTOM I	First-in-human safety study (n=7)	EU, Brazil	Year 4
FANTOM II Cohorts A&B (CE-mark Study)	Multi-center safety and performance study (n=240)	EU, Brazil	Year 2-3

Enrolling

FANTOM II Cohort C	Long lesion and multiple vessel study (n=30-50)	EU	enrolling
FANTOM STEMI	Single center pilot study in STEMI (n=10-20)	EU	enrolling
FANTOM Post Market Trial	Global Post-market Trial (n=1,500)	EU	enrolling

Planning

FANTOM III (Pivotal trial for US approval)	Multi-center RCT vs. metallic DES (n=1,800-2,200)	US, EU	planning
FANTOM Asia	Multi-center RCT vs. metallic DES (n=350-400)	China, Japan	planning

tct2018
Cardiovascular Research Foundation

Key Study Overview Global Fantom Post Market Trial Currently Enrolling in Europe Global Prospective Study Enrolling up to 1,500 patients in appr.100 clinical centers Primary endpoint: Target Lesion Failure at 12 months Clinical follow-up: 30 days and annual from 1-5 years (CEC adjudication of clinical events) Independent DSMB to monitor safety and adverse events

Global Fantom Post Market Trial

Currently Enrolling

Focused on Clinical Outcome

R = Right Patient Selection

- Is the patient a good candidate for a scaffold?

E = Excellent Vessel Preparation

- Can a stent like result be achieved in the preparation process?

V = Vessel Sizing

- Is the vessel in the target treatment range ?

A = Apposition

Key Protocol Requirement

Lesion Selection:

- Visually estimated RVD ≥ 2.5 to ≤ 3.75 mm
- No vessel segment < 2.4 mm or > 3.75 mm

Lesion Preparation:

- Mandatory pre-dilatation
- NC balloon sized 1:1 to distal RVD and uniformly expanded to its intended diameter

Post Dilatation:

- Mandatory post-dilatation
- NC balloon sized 0 – max. 0.50 mm larger than distal RVD inflated to ≥ 16 atm
- Goals
  - >90 % Scaffold expansion after post-dilatation
  - Full scaffold apposition to arterial wall

tct2017

Cardiovascular Research Foundation

Fantom Encore – CE Mark Approved 3rd Generation Bioresorbable Scaffold No changes to Tyrocore polymer composition or scaffold design Improved polymer processing and manufacturing techniques 1) Includes coating. Ormiston, J. New BRS Platforms. Presented EBC Rotterdam 2016.; Foin, N. Biomechanical Assessment of Bioresorbable Devices. Presented CRT 2017. 2) Bench testing on 3.0 mm scaffolds in water at 37°C. Radial strength measured at 15% compression. Tests performed by and data on file at REVA Medical. Thinner Struts (again) without Compromising Radial Strength Strut Thickness (µm) Absorb1 Magmaris1 Fantom Fantom Encore 2.5 mm 157 µm n/a 125 µm 95 µm 3.0 mm 157 µm 166 µm 125 µm 105 µm 3.5 mm 157 µm 166 µm 125 µm 115 µm Radial Strength2 N/mm Higher is better

Conclusions Fantom, a 2nd generation BRS Demonstrated device safety through 24 months 5.0% MACE @ 24 months; 0.4% VLST Fantom Encore, a 3rd generation BRS The thinnest struts of any clinically available BRS1 No compromise to radial strength or radiopacity Unique Tyrocore polymer Fantom clinical program expanding Global Fantom Post Market Trial - enrolling 1500 patients across 100 to 150 clinical centers Indication expansion studies in long lesions and STEMI 1) 95 µm strut thickness in the 2.5 mm diameter size